SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: NOVEMBER 28, 2005
                        (Date of earliest event reported)



                         PRINCIPAL FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


       DELAWARE                     1-16725                   42-1520346
(State or other jurisdiction    (Commission file number)    (I.R.S. Employer
   of incorporation)                                      Identification Number)


                     711 HIGH STREET, DES MOINES, IOWA 50392
                    (Address of principal executive offices)

                                 (515) 247-5111
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17  CFR
    240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

(b) At a meeting of the Board of Directors of Principal Financial Group, Inc. (the "Company") held on November 29, 2005, Charles S. Johnson, a director of the Company and its wholly-owned subsidiary, Principal Life Insurance Company, whose terms of office will expire at the time of the Company's 2006 annual meeting of shareholders, indicated his decision to refrain from seeking re-election to these positions and respectfully declined re-nomination. Mr. Johnson's decision to not seek re-election is not due to a disagreement with the Company on any matter relating to the Company's operations, policies or practices. Mr. Johnson was not asked to resign or removed for cause from the Board of Directors.

(d) At a meeting of the Board of Directors of the Company held on November 28, 2005, the Board elected Therese M. Vaughan as a new director of the Company and of Principal Life Insurance Company, effective immediately. Dr. Vaughan will serve on the Audit Committee of the Board. There is no arrangement or understanding between Dr. Vaughan and any other person pursuant to which Dr. Vaughan was selected as a director. Dr. Vaughan has no material interest in any prior, existing or proposed transaction or series of transactions with the Company or its management. A press release announcing Dr. Vaughan's election is included herewith as Exhibit 99.1.

ITEM 7.01 REGULATION FD DISCLOSURE

On December 2, 2005, Principal Financial Group, Inc. announced its outlook for 2006 net income and operating earnings. The text of the announcement is included herewith as exhibit 99.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Press Release Concerning Election of Therese M. Vaughan dated December 1, 2005
Exhibit 99.2 Press Release Concerning 2006 Outlook Dated December 2, 2005


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    PRINCIPAL FINANCIAL GROUP, INC.


                                    By:       /S/ JOYCE N. HOFFMAN
                                             -----------------------------------
                                    Name:    Joyce N. Hoffman
                                    Title:   Senior Vice President and Corporate
                                             Secretary

Date:    December 2, 2005

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                                                                    EXHIBIT 99.1
Release:       On receipt, December 1, 2005
Contact:       The Principal Financial Group, Des Moines,
               Eva Quinn, 515/246/4907, QUINN.EVA@PRINCIPAL.COM or
               Rhonda Clark-Leyda,515/247-6634,CLARK-LEYDA.RHONDA@PRINCIPAL.COM


        THE PRINCIPAL FINANCIAL GROUP NAMES VAUGHAN TO BOARD OF DIRECTORS

(Des Moines, Iowa) - The Principal Financial Group(R) (NYSE: PFG) today announced Dr. Therese M. Vaughan has been elected to the BoarD of Directors, effective immediately. Vaughan will serve on the Audit Committee of the Board.

Dr. Vaughan is the Robb B. Kelley Distinguished Professor of Insurance and Actuarial Science at Drake University, Des Moines, Iowa. From 1994 - 2004, she served as the Iowa Insurance Commissioner, and was President of the National Association of Insurance Commissioners in 2002. Dr. Vaughan represents the American Academy of Actuaries at the Solvency and Regulation Committees of the International Actuarial Association, is a director of the Insurance Marketplace Standards Association and the National Council on Compensation Insurance. She is a member of the Board of Trustees of the American Institute for Charter Property Casualty Underwriters and a director of Endurance Specialty Holdings.

Dr. Vaughan holds a bachelor of Business Administration with high distinction from The University of Iowa, and a Ph.D. in Managerial Science and Applied Economics from The Wharton School, University of Pennsylvania.

"Therese Vaughan's expertise in the insurance business, along with her dedication and demonstrated leadership in the industry, makes her a very valuable addition to our Board of Directors," said J. Barry Griswell, chairman and CEO, the Principal Financial Group.

The Principal Financial Group(R) (The Principal (R))(1) is a leader in offering businesses, individuals and institutional clients a wide range of financial products and services, including retirement and investment services, life and health insurance, and banking through its diverse family of financial services companies. A member of the Fortune 500, the Principal Financial Group has $188.4 billion in assets under management(2) and serves some 15.3 million customers worldwide from offices in Asia, Australia, Europe, Latin America and the United States. Principal Financial Group, Inc. is traded on the New York Stock Exchange under the ticker symbol PFG. For more information, visit WWW.PRINCIPAL.COM.

                                      # # #

(1) "The Principal Financial Group" and "The Principal" are registered service marks of Principal Financial Services, Inc., a member of the Principal Financial Group.
(2)  As of September 30, 2005

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                                                                    EXHIBIT 99.2

RELEASE:                     On receipt
MEDIA CONTACT:               Jeff Rader, 515-247-7883, RADER.JEFF@PRINCIPAL.COM
INVESTOR RELATIONS CONTACT:  Tom Graf, 515-235-9500,
                             investor-relations@principal.com

           PRINCIPAL FINANCIAL GROUP, INC. ANNOUNCES OUTLOOK FOR 2006

Des Moines, IA (December 2, 2005) - Principal Financial Group, Inc. (NYSE: PFG) today announced its outlook for 2006. Based on an estimated $45 million for net realized/unrealized capital losses(1) in 2006, the company expects 2006 net income available to common stockholders to range from $2.94 to $3.09 per diluted share. The company expects 2006 operating earnings to range from $3.10 to $3.25 per diluted share.

Guidance for 2006 incorporates certain assumptions, including approximately $100 million of share repurchases throughout the year and domestic equity market performance improvement of roughly 2 percent per quarter. 2006 guidance also includes expectations for: Principal Global Investors' operating earnings to be flat compared to 2005, primarily reflecting transition to the commercial mortgage securitization (CMBS) joint venture with US Bank(2); a benefit of approximately $10 million for the Specialty Benefits division due to reserve refinements to be implemented for the long term disability line; and operating losses for the Corporate and Other segment of $50 to $55 million after payment of preferred dividends(3). Company guidance does not contemplate any acquisition or divestiture activity other than where a definitive agreement has been signed by the company and publicly announced.

FORWARD LOOKING AND CAUTIONARY STATEMENTS
This press release contains forward-looking statements, including, without limitation, statements as to sales targets, sales and earnings trends, and management's beliefs, expectations, goals and opinions. These statements are based on a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Future events and their effects on the company may not be those anticipated, and actual results may differ materially from the results anticipated in these forward-looking statements. The risks, uncertainties and factors that could cause or contribute to such material differences are discussed in the company's annual report on Form 10-K for the year ended December 31, 2004, and in the company's quarterly report on Form 10-Q for the quarter ended September 30, 2005, filed by the company with the Securities and Exchange Commission. These risks and uncertainties include, without limitation: competitive factors; volatility of financial markets; decrease in ratings; interest rate changes; inability to attract and retain sales representatives; international business risks; foreign currency exchange rate fluctuations; and investment portfolio risks.

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(1)  Reflects the  company's  estimate for 2006 mortgage and credit losses only.
     Other items the company is unable to predict could significantly affect results such as mark-to-market on derivatives and seed money investments, changes to laws, regulations, or accounting standards, litigation, and gains or losses from discontinued operations.
(2) The CMBS joint venture will not be consolidated onto the company's balance sheet, which will have the effect of lowering total company debt by approximately $250 million from 2005 levels.
(3) The company issued perpetual preferred stock in August 2005. Corporate segment results for 2005 will reflect perpetual preferred dividends declared in third quarter 2005 and fourth quarter of 2005. Estimates for 2006 reflect the expectation of four quarterly dividends on the perpetual preferred stock, which are expected to be $33 million in total for 2006, approximately $15 million higher than the total for 2005.

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ABOUT THE PRINCIPAL FINANCIAL GROUP
The Principal Financial Group(R) (The Principal (R))(4) is a leader in offering businesses, individuals and institutional clients a wiDe range of financial products and services, including retirement and investment services, life and health insurance, and banking through its diverse family of financial services companies. A member of the Fortune 500, the Principal Financial Group has $188.4 billion in assets under management(5) and serves some 15.3 million customers worldwide from offices in Asia, Australia, Europe, Latin America and the United States. Principal Financial Group, Inc. is traded on the New York Stock Exchange under the ticker symbol PFG. For more information, visit WWW.PRINCIPAL.COM.

                                       ###


--------
(4) "The Principal Financial Group" and "The Principal" are registered service marks of Principal Financial Services, Inc., a member of the Principal Financial Group.
(5)  As of September 30, 2005


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